SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549



                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 8, 2002
                                                   ---------------


                        ZENITH NATIONAL INSURANCE CORP.
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            (Exact Name of Registrant as Specified in its Charter)


         Delaware                       1-9627                  95-2702776
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(State or Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)          Identification No.)


21255 Califa Street, Woodland Hills, CA                          91367-5021
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (818) 713-1000
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        (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On October 8, 2002, Zenith National Insurance Corp. ("Zenith") closed the sale of its real estate assets and home-building business in Las Vegas, Nevada to Meritage Corporation ("Meritage"). The business had been operated by Zenith's indirect wholly owned subsidiary, Perma-Bilt, A Nevada Corporation ("Perma-Bilt"). In the transaction, Meritage, through its wholly owned subsidiary, MTH-Homes Nevada, Inc. ("Buyer"), acquired substantially all of Perma-Bilt's assets, subject to the related liabilities, pursuant to a Master Transaction Agreement, dated as of October 7, 2002, and related asset and real property acquisition agreements.

         Zenith received approximately $65 million in connection with the sale, including $28 million in repayment of intercompany loans from Perma-Bilt. Zenith estimates that it will record a gain on the sale in the fourth quarter of about $7 million, after tax.

         The parties also have entered into indemnification agreements, which set forth the indemnification obligations of the parties with respect to certain matters, and a Non-Disclosure and Non-Compete Agreement, which places restrictions on the ability of Zenith and its subsidiaries to engage in the homebuilding or home sales business within 100 miles of the Las Vegas metropolitan area or solicit employees or customers for such a business during the five years following the closing.

         The foregoing is a summary only and is qualified in its entirety by reference to the Master Agreement, the related asset and real property acquisition agreements, the indemnification agreements and the Non-Disclosure and Non-Compete Agreement, each of which is filed as an exhibit hereto and is incorporated by reference herein. Copies of Zenith's press releases, dated October 8, 2002, relating to the transaction also are attached hereto as exhibits and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)  Unaudited Pro Forma Financial Information.

         The unaudited pro forma condensed consolidated balance sheet of Zenith at June 30, 2002 gives effect to the sale of Zenith's real estate assets and home-building business as if the sale and related transactions had been consummated on that date. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2001 and for the six months ended June 30, 2002 give effect to the sale of Zenith's real estate assets and home-building business as if the sale and related transactions had occurred on January 1, 2001.

         The pro forma financial information for the year ended December 31, 2001 was prepared from Zenith's audited historical Consolidated Financial Statements and notes thereto for such period. The pro forma financial information as of and for the six months ended June 30, 2002 was prepared from Zenith's unaudited historical Consolidated Financial Statements and notes thereto as of the end of and for such period. However, none of the pro forma financial information presented herein gives effect to Zenith's purchase on August 23, 2002 of approximately twenty percent of the outstanding shares of Advent Capital (Holdings) PLC, a UK company. The required financial statements and pro forma financial information with respect to such purchase will be filed by amendment to Zenith's Current Report on Form 8-K dated August 23, 2002.

         The pro forma combined financial information has been prepared on the basis of preliminary assumptions and estimates. The pro forma adjustments represent Zenith's preliminary determinations of these adjustments and are based on available information and certain assumptions Zenith considers reasonable under the circumstances. The pro forma financial information is presented for illustrative purposes only and may not be indicative of the results of operations and financial position of Zenith, as it may be in the future or as it might have been had the transactions been consummated on the respective dates assumed.

         The pro forma financial information should be read in conjunction with Zenith's historical Consolidated Financial Statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included (or incorporated by reference) in Zenith's 2001 Annual Report on Form 10-K and Zenith's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002.

                                        ZENITH NATIONAL INSURANCE CORP.
                               CONSOLIDATED PRO FORMA BALANCE SHEET (UNAUDITED)
                                              As of June 30, 2002

                                                                                            Pro Forma
In thousands of Dollars                                            Historical               Adjustments              Pro Forma
-----------------------                                            ----------               -----------              ---------
                                                                     ( a )            ( b )          ( c )
                                                                  -------------   ------------   -------------  ---------------
Assets:
Investments:
Fixed maturities
     At amortized cost (fair value $64,331)                           $ 63,569                                        $ 63,569
     At fair value (cost $603,559)                                     606,527          $ (50)                         606,477
Floating rate preferred stocks, at fair value (cost $6,799)              6,361                                           6,361
Convertible and non-redeemable preferred stocks,
          at fair value  (cost $5,488)                                   6,039                                           6,039
Common stocks, at fair value (cost $33,247)                             32,096                                          32,096
Short term investments (at cost, which approximates fair value)        159,275            (50)                         159,225
Other investment                                                        63,538                                          63,538
                                                                  -------------   ------------   ------------  ----------------
     Total investments                                                 937,405           (100)             -           937,305

Cash                                                                    26,754         (4,192)      $ 65,160            87,722
Accrued investment income                                               11,147                                          11,147
Premiums receivable, less allowance for doubtful
          accounts of $6,776                                            86,557                                          86,557
Receivable from reinsurers and state trust funds
          for paid and unpaid losses                                   270,550                                         270,550
Deferred policy acquisition costs                                       13,220                                          13,220
Properties and equipment, less accumulated depreciation                 48,941           (199)                          48,742
Deferred tax assets                                                     33,868                         1,728            35,596
Intangible assets                                                       21,485                                          21,485
Other assets                                                            83,536        (59,906)                          23,630
                                                                  -------------   ------------   ------------  ----------------
     Total Assets:                                                 $ 1,533,463      $ (64,397)      $ 66,888       $ 1,535,954
                                                                  =============   ============   ============  ================

Liabilities:
Policy liabilities and accruals
     Unpaid loss and loss adjustment expense                         $ 963,737                                       $ 963,737
     Unearned premium                                                   85,928                                          85,928
Policyholder's dividend accrued                                          3,638                                           3,638
Reserves on loss portfolio transfers                                    12,134                                          12,134
Payable to banks                                                        12,308      $ (12,308)                               -
Current federal income tax payable                                       1,788                       $ 4,563             6,351
Inter company loan from Zenith to Perma Bilt                                          (28,323)        28,323                 -
Other liabilities                                                       77,305         (5,938)         9,220            80,587
                                                                  -------------   ------------   ------------  ----------------
     Total Liabilities:                                              1,156,838        (46,569)        42,106         1,152,375

Redeemable Securities                                                   65,694                                          65,694

Stockholders' Equity:
Preferred stock                                                                                                              -
Common stock                                                            25,765                                          25,765
Additional paid-in capital                                             296,489                                         296,489
Retained earnings                                                      119,563                         6,954           126,517
Accumulated other comprehensive income -                                                                                     -
        net unrealized appreciation on investments                       1,256                                           1,256
                                                                  -------------   ------------   ------------  ----------------
                                                                       443,073              -          6,954           450,027
Treasury stock at cost                                                (132,142)                                       (132,142)
                                                                  -------------   ------------   ------------  ----------------
Total Stockholders' Equity                                             310,931              -          6,954           317,885
                                                                  -------------   ------------   ------------  ----------------

                                                                  -------------   ------------   ------------  ----------------
Total Liabilities, Redeemable Securities & Stockholders' Equity:   $ 1,533,463      $ (46,569)      $ 49,060       $ 1,535,954
                                                                  =============   ============   ============  ================


(a)  Historical information is as previously published in Zenith's quarterly report on Form 10Q for the quarterly period ended June 30, 2002

(b)  To record the disposal of the previously consolidated real estate assets and liabilities and home building business of Perma Bilt

(c)  To record the receipt of the purchase price, repayment of the inter company loan between Zenith and Perma
     Bilt, applicable estimated expenses and taxes, and the estimated gain on the sale

                                          ZENITH NATIONAL INSURANCE CORP.
                             CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                       For the six months ended June 30, 2002
                                                                                              Pro Forma
Dollars in Thousands                                                                         Adjustments
                                                                          Historical ( a )      ( b )         Pro Forma
                                                                          ---------------   --------------   ------------
Revenues
       Premiums earned                                                         $ 248,804                        $248,804
       Net investment income                                                      25,470                          25,470
       Realized losses on investments                                               (854)                           (854)
       Real estate sales                                                          45,311        $ (45,311)             -
                                                                          ---------------   --------------   ------------
       Total Revenues                                                            318,731          (45,311)       273,420
                                                                          ---------------   --------------   ------------

Expenses
       Loss and loss adjustment expenses incurred                                183,698                         183,698
       Policy acquisition costs                                                   44,980                          44,980
       Other underwriting and operating expenses                                  28,721                          28,721
       Policyholder's dividends and participation                                  1,417                           1,417
       Real estate construction costs                                             42,370          (42,370)             -
       Interest expense                                                            3,185                           3,185
                                                                          ---------------   --------------   ------------
       Total Expenses                                                            304,371          (42,370)       262,001
                                                                          ---------------   --------------   ------------

Income before federal income tax expense                                          14,360           (2,941)        11,419
Federal income tax expense                                                         5,060           (1,029)         4,031
                                                                          ---------------   --------------   ------------
Net Income                                                                       $ 9,300         $ (1,912)       $ 7,388
                                                                          ===============   ==============   ============

EARNINGS PER SHARE
       Basic                                                                      $ 0.50                          $ 0.40
       Diluted                                                                      0.49                            0.39

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
       Basic                                                                      18,647                          18,647
       Diluted                                                                    18,913                          18,913


(a)  Historical information is as previously published in Zenith's Quarterly Report on Form 10Q for the period ended 6/30/02.

(b)  To record the disposal of the previously consolidated revenues and expenses of Zenith's real estate and home building business operated by Perma Bilt. The estimated gain on the sale has not been reflected in the pro forma adjustments since such gain on sale would be a non-recurring transaction. The pro forma adjustments do not reflect any investment income that would be earned on the cash received.




                                          ZENITH NATIONAL INSURANCE CORP.
                             CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                        For the year ended December 31, 2001

                                                                                       Pro Forma
Dollars in Thousands                                                                  Adjustments
                                                                 Historical ( a )        ( b )           Pro Forma
                                                                ----------------    ----------------   ---------------
Revenues
        Premiums earned                                               $ 476,876                              $476,876
        Net investment income                                            51,178                                51,178
        Realized gains on investments                                     9,169                                 9,169
        Real estate sales                                                84,823           $ (84,823)                -
                                                                ----------------    ----------------   ---------------
        Total Revenues                                                  622,046             (84,823)          537,223
                                                                ----------------    ----------------   ---------------

Expenses
        Loss and loss adjustment expenses incurred                      432,290                               432,290
        Policy acquisition costs                                         87,823                                87,823
        Other underwriting and operating expenses                        48,858                                48,858
        Policyholder's dividends and participation                        1,978                                 1,978
        Real estate construction costs                                   79,060             (79,060)                -
        Interest expense                                                  7,576                                 7,576
                                                                ----------------    ----------------   ---------------
        Total Expenses                                                  657,585             (79,060)          578,525
                                                                ----------------    ----------------   ---------------

Income before federal income tax benefit (expense)                      (35,539)             (5,763)          (41,302)
Federal income tax benefit (expense)                                    (11,739)             (2,017)          (13,756)
                                                                ----------------    ----------------   ---------------
Net Income                                                            $ (23,800)           $ (3,746)         $(27,546)
                                                                ================    ================   ===============

EARNINGS PER SHARE
        Basic & Diluted                                                 $ (1.35)                              $ (1.57)


WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
<        Basic & Diluted                                                  17,593                                17,593



(a)  Historical information is as previously published in Zenith's Annual Report on Form 10-K for the year ended 12/31/01.

(b)  To record the disposal of the previously consolidated revenues and expenses of Zenith's real estate and home building business operated by Perma Bilt. The estimated gain on the sale has not been reflected in the pro forma adjustments since such gain on sale would be a non-recurring transaction. The pro forma adjustments do not reflect any investment income that would be earned on the cash received.

         (c) Exhibits.

              Number                           Exhibit
              ------                           -------

               10.1* Master Transaction Agreement, dated as of October 7, 2002, by and among Meritage Corporation, a Maryland corporation; MTH-Homes Nevada, Inc., an Arizona corporation; Perma-Bilt, A Nevada Corporation; and Zenith National Insurance Corp., a Delaware corporation

               10.2 Agreement of Purchase and Sale of Assets, dated as of October 7, 2002, by and among Meritage Corporation, a Maryland corporation; MTH-Homes Nevada, Inc., an Arizona corporation; Perma-Bilt, A Nevada Corporation; and Zenith National Insurance Corp., a Delaware corporation.

               10.3 Agreement of Purchase and Sale of Real Property, dated as of October 7, 2002, by and among Meritage Corporation, a Maryland corporation; MTH-Homes Nevada, Inc., an Arizona corporation; Perma-Bilt, A Nevada Corporation; and Zenith National Insurance Corp., a Delaware corporation.

               10.4* Indemnification Agreement, dated as of October 7, 2002, by and among Meritage Corporation, a Maryland corporation; MTH-Homes Nevada, Inc., an Arizona corporation; Perma-Bilt, A Nevada Corporation; and Zenith National Insurance Corp., a Delaware corporation.

               10.5* Non-Disclosure and Non-Compete Agreement, dated as of October 7, 2002, by and among Meritage Corporation, a Maryland corporation; MTH-Homes Nevada, Inc., an Arizona corporation; Zenith National Insurance Corp., a Delaware corporation; and Perma-Bilt, A Nevada Corporation.

               10.6        Agreement Regarding Purchase Price and
                           Indemnification, dated as of October 7, 2002, by and among Zenith National Insurance Corporation, a Delaware corporation, Perma-Bilt, a Nevada Corporation and Daniel Schwartz.

               99.1        Press Release of Zenith National Insurance Corp.
                           Dated October 8, 2002.

               99.2        Press Release of Zenith National Insurance Corp.
                           Dated October 8, 2002.

* Certain Confidential Information contained in this Exhibit was omitted by means of redacting a portion of the text and replacing it with an asterisk. This Exhibit has been filed separately with the Securities and Exchange Commission without the redaction pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ZENITH NATIONAL INSURANCE CORP.


Dated: October 23, 2002                     By:  /s/ William J. Owen
                                                ------------------------------
                                                Name:  William J. Owen
                                                Title: Senior Vice President &
                                                       Chief Financial Officer